Net Income (Loss) Per Share	12 Months Ended
Dec. 31, 2019
Earnings per share [abstract]
Net Income (Loss) Per Share	NET INCOME (LOSS) PER SHARE
Baytex calculates basic income or loss per share based on the net income or loss attributable to shareholders using the weighted average number of shares outstanding during the period. Diluted income per share amounts reflect the potential dilution that could occur if share awards and share options were exercised. The treasury stock method is used to determine the dilutive effect of share awards and share options whereby the proceeds from the potential exercise of share options and the amount of unrecognized share-based compensation expense on all share awards and share options, if any, attributed to future services are assumed to be used to purchase common shares at the average market price during the year.

	Years Ended December 31
	2019			2018
	Net loss	Weighted average common shares (000's)	Net loss per share	Net loss	Weighted average common shares (000's)	Net loss per share
Net loss - basic	$(12,459)	557,048	$(0.02)	$(325,309)	351,542	$(0.93)
Dilutive effect of share awards	—	—	—	—	—	—
Dilutive effect of share options	—	—	—	—	—	—
Net loss - diluted	$(12,459)	557,048	$(0.02)	$(325,309)	351,542	$(0.93)
For the year ended December 31, 2019, 6.9 million share awards (2018 - 6.5 million) and 2.5 million share options (2018 - 4.9 million) were excluded from the calculation of diluted earnings per share as the Company recorded a net loss.